UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 1, 2007
Date of Earliest Event Reported: April 30, 2007

Timberline Resources Corporation
(Exact name of registrant as specified in its charter)

Idaho	000-51549	82-0291227
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1100 East Lakeshore Drive, Suite 301 Coeur d’Alene, ID	83814
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number: (208) 664-4859

n/a (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR  230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR

     240.14d-2(b))

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange  Act (17 CFR

       240.13e-4(c))

ITEM 5.02.   Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

On April 30, 2007, the Board of Directors of Timberline Resources Corporation, an Idaho corporation ("TBLC"), accepted the resignation of Michael P. Wilson as its Chief Financial Officer effective that same date. Presently, Mr. Wilson will continue to provide part-time accounting services to TBLC pursuant to a November 21, 2006, month to month consulting services agreement and be compensated at the rate of $75 per hour.  See Exhibit 10.1 to TBLC’s Current Report on Form 8-K filed on November 27, 2006. TBLC’s CEO, John Swallow, will also act as its Chief financial officer until such time as a new Chief Financial Officer is appointed.

SIGNATURES.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Timberline Resources Corporation

Date: May 1 2007	By: /s/ John Swallow
John Swallow
Chief Executive Officer and Chairman of the Board of Directors